As filed with the Securities and Exchange Commission on August 31, 2010

                                                                           Registration Statement No. 333–168568

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
To
FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

EXCEL MARITIME CARRIERS LTD.
(Exact name of Registrant as specified in its charter)

Liberia (State or other jurisdiction of incorporation or organization)	4412 (Primary Standard Industrial Classification Code Number)	N/A (I.R.S. Employer Identification No.)
Par La Ville Place 14 Par-La-Ville Road Hamilton, HM JX Bermuda (011)(30)(210) 620-9520 (Address and telephone number of Registrant's principal executive offices)		Seward & Kissel LLP Attention: Gary J. Wolfe, Esq. One Battery Park Plaza New York, New York 10004 (212) 574-1200 (Name, address and telephone number of agent for service)

Copies to:
Excel Maritime Carriers Ltd. Attn: Pavlos Kanellopoulos 17th km National Road Athens Lamia & Finikos Street, 145-64 Nea Kifisia Athens, Greece (011)(30) (210) 620-9520	Gary J. Wolfe, Esq. Seward & Kissel LLP One Battery Park Plaza New York, New York 10004 (212) 574-1200 (phone) (212) 480-8421 (facsimile)

Approximate date of commencement of proposed sale to the public:

From time to time after this registration statement becomes effective as determined by market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Security	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee
Primary Offering
Class A Common Shares, par value $0.01 per share
Preferred Shares(3)
Debt Securities(4)
Guarantees(5)
Warrants(6)
Purchase Contracts(7)
Units(8)
Primary Offering Total			$750,000,000.00	$53,475.00
Secondary Offering
Class A Common Shares, par value $0.01 per share	29,894,005	$6.04(9)	$180,559,790.20(9)	$12,873.92(10)
Warrants	4,071,428	--	--	--(11)
Class A Common Shares underlying the Warrants, par value $0.01 per share	4,071,428	$3.50(12)	$14,249,998(12)	$1,016.02(13)
Secondary Offering Total			$194,809,788.20	$13,889.94
TOTAL			$944,809,788.20	$67,364.94(14)

(1)
Such amount in U.S. dollars or the equivalent thereof in foreign currencies as shall result in an aggregate public offering price of $750,000,000 for all securities sold by Excel Maritime Carriers Ltd. pursuant to this registration statement.  Also includes such indeterminate amount of debt securities and common shares and preferred shares as may be issued upon conversion or exchange for any other debt securities or preferred shares that provide for conversion or exchange into other securities.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the "Securities Act").  Pursuant to General Instruction II.C. of Form F-3, the table does not specify by each class information as to the proposed maximum aggregate offering price.  Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.  In no event will the aggregate offering price of all securities sold by Excel Maritime Carriers Ltd. pursuant to this registration statement exceed $750,000,000.

(3)
There is being registered hereunder an indeterminate number of preferred shares as may from time to time be sold at indeterminate prices not to exceed the aggregate offering price of $750,000,000 for all securities sold by Excel Maritime Carriers Ltd. pursuant to this registration statement.

(4)
If any debt securities are issued at an original issue discount, then the offering may be in such greater principal amount as shall result in a maximum aggregate offering price not to exceed the aggregate offering price of $750,000,000 for all securities sold by Excel Maritime Carriers Ltd. pursuant to this registration statement.

(5)
The debt securities may be guaranteed pursuant to guarantees by the subsidiaries of Excel Maritime Carriers Ltd.  No separate compensation will be received for the guarantees.  Pursuant to Rule 457(n), no separate fees for the guarantees are payable.

(6)
There is being registered hereunder an indeterminate number of warrants as may from time to time be sold at indeterminate prices not to exceed the aggregate offering price of $750,000,000 for all securities sold by Excel Maritime Carriers Ltd. pursuant to this registration statement.

(7)
There is being registered hereunder an indeterminate number of purchase contracts as may from time to time be sold at indeterminate prices not to exceed the aggregate offering price of $750,000,000 for all securities sold by Excel Maritime Carriers Ltd. pursuant to this registration statement.

(8)
There is being registered hereunder an indeterminate number of units as may from time to time be sold at indeterminate prices not to exceed the aggregate offering price of $750,000,000 for all securities sold by Excel Maritime Carriers Ltd. pursuant to this registration statement.  Units may consist of any combination of the securities registered hereunder.

(9)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) of the Securities Act, based upon the average of the high and low sales prices on the NYSE on August 3, 2010 of the Class A Common Shares of the Registrant.

(10)	Determined in accordance with Section 6(b) of the Securities Act to be $12,873.92, which is equal to .00007130 multiplied by the proposed maximum aggregate offering price of $180,559,790.20.
(11)	No fee required pursuant to Rule 457(g) under the Securities Act.
(12)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(g) of the Securities Act.
(13)	Determined in accordance with Section 6(b) of the Securities Act to be $1,016.02, which is equal to .00007130 multiplied by the proposed maximum aggregate offering price of $14,249,998.
(14)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this amendment is to file Exhibits 4.7 and 5.1 to the registration statement.  No other changes have been made to the registration statement.  Accordingly, this amendment consists only of the cover page, this explanatory note and Part II of the registration statement.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 8.  Indemnification of Directors and Officers.

Section 7.01 of the By-laws of the Company provides that:

The corporation shall indemnify any director or officer of the corporation who was or is an "authorized representative" of the corporation (which shall mean for the purposes of this Article a director or officer of the corporation, or a person serving at the request of the corporation as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise) and who was or is a "party" (which shall include for purposes of this Article the giving of testimony or similar involvement) or is threatened to be made a party to any "third party proceeding" (which shall mean for purposes of this Article any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation) by reason of the fact that such person was or is an authorized representative of the corporation, against expenses (which shall include for purposes of this Article attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal third party proceeding (which shall include for purposes of this Article any investigation which could or does lead to a criminal third party proceeding) had no reasonable cause to believe such conduct was unlawful.  The termination of any third party proceeding by judgment, order, settlement, indictment, conviction or upon a plea of no contest of its equivalent, shall not, of itself, create a presumption that the authorized representative did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal third party proceeding, had reasonable cause to believe that such conduct was unlawful.

Section 7.02 of the By-laws of the Company provides that:

The corporation shall indemnify any director or officer of the corporation who was or is an authorized representative of the corporation and who was or is a party or is threatened to be made a party to any "corporate proceeding" (which shall mean for purposes of this Article any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor or any investigative proceeding by or on behalf of the corporation) by reason of the fact that such person was or is an authorized representative of the corporation, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such corporate proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the corporation unless and only to the extent that the court in which such corporate proceedings was pending shall determine upon applications that, despite the adjudication of liability but in view of all the circumstances of the case, such authorized representative is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 7.03 of the By-laws of the Company provides that:

To the extent that an authorized representative of the corporation who neither was nor is a director or officer of the corporation has been successful on the merits or otherwise in defense of any third party or corporate proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith.  Such an authorized representative may, at the discretion of the corporation, be indemnified by the corporation in any other circumstances to any extent if the corporation would be required by Section 7.01 or 7.02 of this Article to indemnify such person in such circumstances to such extent if such person were or had been a director or officer of the corporation.

Section 7.04 of the By-laws of Excel provides that:

Any indemnification under Section 7.01, 7.02 or 7.03 of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the authorized representative is proper in the circumstances because such person has either met the applicable standard of conduct set forth in Section 7.01 or Section 7.02 or has been successful on the merits or otherwise as set forth in Section 7.03 and that the amount requested has been actually and reasonably incurred. Such determination shall be made:

(1)           by the board of directors by a majority of a quorum consisting of directors who were not parties to such third party or corporate proceeding, or

(2)           if such a disinterested quorum is not obtainable, by a majority of the entire board, including as voting members those directors who are or were parties to such third party or corporate proceeding, or

(3)           if such a disinterested quorum is not obtainable, or, even if obtainable, a majority vote of such a quorum so directs, by independent legal counsel in a written opinion upon reference by the board of directors, or

(4)           by the shareholders upon reference by the board of directors.

Section 7.05 of the By-laws of Excel provides that:

Expenses actually and reasonably incurred in defending a third party or corporate proceeding shall be paid on behalf of a director or officer of the corporation by the corporation in advance of the final disposition of such third party or corporate proceeding as authorized in the manner provided in Section 7.04 of this Article upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the corporation as authorized in this Article and may be paid by the corporation in advance on behalf of any other authorized representative when authorized by the board of directors on receipt of a similar undertaking. The financial ability of such authorized representative to make such repayment shall not be a prerequisite to the making of an advance.

Section 7.06 of the By-laws of Excel provides that:

The indemnification of authorized representatives, as authorized by this Article shall:

(1)           not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity.

(2)           continue as to a person who has ceased to be an authorized representative, and

(3)           inure to the benefit of the heirs, executors and administrators of such a person.

Section 7.07 of the By-laws of Excel provides that:

Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 7.08 of the By-laws of Excel provides that:

The corporation may purchase and maintain insurance on behalf of any person specified in the Business Corporation Act against liability asserted against him and incurred by him, whether or not the corporation would have power to indemnify him against such liability under the provisions of the Business Corporation Act.

Article Eleventh to the Articles of Incorporation of Excel provides that:

No Director or officer of the Corporation shall be personally liable to the Corporation or to any shareholder of the Corporation for monetary damages for breach of fiduciary duty as a Director or officer, provided that this provision shall not limit the liability of a Director or officer (i) for any breach of the Director's or the officer's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the Director or officer derived an improper personal benefit.

Section 6.13 of the Liberian Business Corporation Act provides as follows:

Indemnification of directors and officers.

(1)
Actions not by or in right of the corporation.  A corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonable believed to be in or not opposed to the bests interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(2)
Actions by or in right of the corporation.  A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or nor opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(3)
When director or officer successful.  To the extent that director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs 1 or 2, or in the defense of a claim, issued or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

(4)
Payment of expenses in advance.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid in advance of the final deposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section.

(5)
Insurance.  A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer against any liability asserted against him and incurred by him in such capacity whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

(6)
Other rights of indemnification unaffected.  The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

(7)
Continuation of indemnification.  The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administration of such persons.

Item 9.  Exhibits

(a) The following exhibits are filed as part of this Registration Statement:

Exhibit
Number                      Description

1.1	Underwriting Agreement (for equity securities)*
1.2	Underwriting Agreement (for debt securities)*
3.1	Amended and Restated Articles of Incorporation of the Company, adopted April 1, 2008, incorporated by reference to Exhibit 1.0 of the Company's Form 6-K submitted on April 11, 2008.**
3.2	Amended and Restated By-Laws of the Company adopted on January 10, 2000, incorporated by reference to Exhibit 1.0 of the Company's Form 6-K submitted on September 5, 2007.**
4.1	Specimen Class A Common Stock Certificate, incorporated by reference to Exhibit 4.2 of the Company's Registration Statement on Form F-1, Registration No. 33-8712 filed on May 6, 1998.**
4.2	Specimen Class B Common Stock Certificate, incorporated by reference to the Company's Form 20-F filed on June 29, 2006.**
4.3	Specimen Preferred Share Certificate*
4.4	Form of Senior Debt Securities Indenture**
4.5	Form of Subordinated Debt Securities Indenture**
4.6	Specimen Warrant Certificate*
4.7	Form of Warrant Agreement
4.8	Form of Purchase Contract*
4.9	Form of Unit Agreement*
4.10	Warrant No. W-1 issued to Lhada Holdings Inc.**
4.11	Amendment No. 1 to Warrant No. W-1 issued to Lhada Holdings Inc.**
4.12	Warrant No. W-2 issued to Tanew Holdings Inc.**
4.13	Amendment No. 1 to Warrant No. W-2 issued to Tanew Holdings Inc.**
4.14
Agreement and Plan of Merger, dated as of January 29, 2008, between the Company, Quintana Maritime Limited and Bird Acquisition Corp., incorporated by reference to Exhibit 1 to the Company's Form 6-K submitted on January 31, 2008**

4.15
First Amendment to Agreement and Plan of Merger, dated as of January 29, 2008, between the Company, Quintana Maritime Limited and Bird Acquisition Corp., incorporated by reference to Exhibit 2.1 to the Company's Form 6-K submitted on February 11, 2008**

5.1
Opinion of Seward & Kissel LLP, United States and Liberian counsel to the Registrant, as to the validity of the common shares, preferred shares, debt securities, warrants, purchase contracts and units and selling securityholder warrants

23.1	Consent of Ernst & Young (Hellas) Certified Auditors Accountants S.A.**
23.2	Consent of Deloitte, Hadjipavlou, Sofianos & Cambanis S.A.**
23.3	Consent of Seward & Kissel LLP (included in Exhibit 5.1)
24	Power of Attorney (included in the signature page hereto)**
25.1	T-1 Statement of Eligibility*

*           To be filed either as an amendment or as an exhibit to a report of the Registrant filed pursuant to the Exchange Act and incorporated by reference into this Registration Statement

**         Filed previously

Item 10.  Undertakings.

The undersigned registrant hereby undertakes:

(1)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement, unless the information required to be included is to contained in reports filed with or furnished to the Commission that are incorporated by reference in this Registration Statement or is contained in a form of prospectus filed pursuant to Rule 424(b) under the Securities Act that is part of this Registration Statement,

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering.  Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements.  Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933 or Rule 3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

(5)
Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this Registration Statement as of the date the filed prospectus was deemed part of and included in this Registration Statement.

(6)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of this Registration Statement for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in this Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus.  As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(7)
The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(8)
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(9)
The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

EXCEL MARITIME CARRIERS LTD.

By:	/s/ Gabriel Panayotides
Name:	Gabriel Panayotides
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Gabriel Panayotides Gabriel Panayotides	Chairman of the Board of Directors and President
/s/ Frithjof Platou Frithjof Platou	Director
/s/ Evangelos Macris Evangelos Macris	Director
/s/ Apostolos Kontoyannis Apostolos Kontoyannis	Director
/s/ Hans J. Mende Hans J. Mende	Director
/s/ Trevor J. Williams Trevor J. Williams	Director
/s/ Eleftherios Papatrifon Eleftherios Papatrifon	Director
/s/ Pavlos Kanellopoulos Pavlos Kanellopoulos	Chief Financial Officer
/s/ Christina Zitouni Christina Zitouni	Chief Accounting Officer

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Excel Maritime Carriers Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

LOWLANDS BEILUN SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Lowlands Beilun Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON MINER SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Miner Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

KIRMAR SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Kirmar Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON BEAUTY SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Beauty Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON MANOLIS SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Manolis Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON BROOKE SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Brooke Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON LINDREW SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Lindrew Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

COAL HUNTER SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Coal Hunter Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

PASCHA SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Pascha Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

COAL GYPSY SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Coal Gypsy Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON ANNE SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Anne Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON VASSILIS SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Vassilis Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON BILL SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Bill Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

SANTA BARBARA SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Santa Barbara Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

ORE HANSA SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Ore Hansa Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON KALYPSO SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Kalypso Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON FUZEYYA SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Fuzeyya Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON BRADYN SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Bradyn Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

GRAIN HARVESTER SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Grain Harvester Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

GRAIN EXPRESS SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Grain Express Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON KNIGHT SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Knight Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

COAL PRIDE SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Coal Pride Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON MAN SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Man Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

COAL AGE SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Coal Age Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

FEARLESS I SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Fearless I Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

BARBARA SHIPCO LLC
By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Barbara Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

LINDA LEAH SHIPCO LLC
By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Linda Leah Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

KING COAL SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou , Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of King Coal Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

COAL GLORY SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Coal Glory Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

FIANNA NAVIGATION S.A.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Fianna Navigation S.A., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

MARIAS TRADING INC.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Marias Trading Inc., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

YASMINE INTERNATIONAL INC.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Yasmine International Inc., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

TANAKA SERVICES LTD.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Tanaka Services Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

AMANDA ENTERPRISES LTD.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Amanda Enterprises Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

WHITELAW ENTERPRISES CO.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Whitelaw Enterprises Co., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

CANDY ENTERPRISES INC.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Candy Enterprises Inc., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

FOUNTAIN SERVICES LTD.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Fountain Services Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

HARVEY DEVELOPMENT CORP.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Harvey Development Corp., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

TEAGAN SHIPHOLDING S.A.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Teagan Shipholding S.A., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

MINTA HOLDINGS S.A.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Minta Holdings S.A., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

ODELL INTERNATIONAL LTD.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Odell International Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

INGRAM LIMITED

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Ingram Limited, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

SNAPPER MARINE LTD.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Snapper Marine Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

BARLAND HOLDINGS INC.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Barland Holdings Inc., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

CENTEL SHIPPING COMPANY LIMITED

By:	/s/ Savvas Polydorou
Name:	Savvas Polydorou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Savvas Polydorou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Savvas Polydorou Savvas Polydorou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Centel Shipping Company Limited, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

CASTALIA SERVICES LTD.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Castalia Services Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

SANDRA SHIPCO LLC

By:	/s/Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Sandra Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

CHRISTINE SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	Director, President, Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title	Signature	Title

/s/Ourania Galanou		/s/ Corbin J. Robertson Jr.
Ourania Galanou	Director, President, Secretary	Corbin J. Robertson Jr.	Director

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Christine Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

HOPE SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Hope Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

FRITZ SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	Director, President, Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title	Signature	Title

/s/Ourania Galanou		/s/ Hans J. Mende
Ourania Galanou	Director, President, Secretary	Hans J. Mende	Director

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Fritz Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

BENTHE SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	Director, President, Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title	Signature	Title

/s/Ourania Galanou		/s/ Hans J. Mende
Ourania Galanou	Director, President, Secretary	Hans J. Mende	Director

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Benthe Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

GAYLE FRANCES SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	Director, President, Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title	Signature	Title

/s/Ourania Galanou		/s/ Hans J. Mende
Ourania Galanou	Director, President, Secretary	Hans J. Mende	Director

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Gayle Frances Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

IRON LENA SHIPCO LLC

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	Director, President, Secretary

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title	Signature	Title

/s/Ourania Galanou		/s/ Hans J. Mende
Ourania Galanou	Director, President, Secretary	Hans J. Mende	Director

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Iron Lena Shipco LLC, has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

MARYVILLE MARITIME INC.

By:	/s/ George Perivolaris
Name:	George Perivolaris
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Perivolaris, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ George Perivolaris George Perivolaris	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Maryville Maritime Inc., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

POINT HOLDINGS LTD.

By:	/s/Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Point Holdings Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

THURMAN INTERNATIONAL LTD.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Thurman International Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

BIRD ACQUISITION CORP.

By:	/s/ Ourania Galanou
Name:	Ourania Galanou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ourania Galanou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Ourania Galanou Ourania Galanou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Bird Acquisition Corp., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

MAGALIE INVESTMENTS CO.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Magalie Investments Co., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

MELBA MANAGEMENT LTD.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Melba Management Ltd., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

NAIA DEVELOPMENT CORP.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Naia Development Corp., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on August 31, 2010.

LIEGH JANE NAVIGATION S.A.

By:	/s/ Evaggelia Piggou
Name:	Evaggelia Piggou
Title:	President, Secretary and Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Evaggelia Piggou, Gary J. Wolfe, Robert E. Lustrin and Anthony Tu-Sekine, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person on August 31, 2010 in the capacities indicated.

Signature	Title
/s/ Evaggelia Piggou Evaggelia Piggou	Sole Director, President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly undersigned representative in the United States of Liegh Jane Navigation S.A., has signed this registration statement in Delaware, on August 31, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title:   Managing Director

SK 02545 0001 1116978 v7